Exhibit 99.1

ADM Appoints Ismael Roig Interim Chief Financial Officer

Vikram Luthar Placed on Administrative Leave

CHICAGO – January 21, 2024 – ADM (NYSE: ADM) today announced the appointment of Ismael Roig as Interim Chief Financial Officer. Mr. Roig is a skilled executive deeply familiar with ADM’s business, having served in a variety of global operational and financial leadership roles since joining the Company in 2004. The appointment follows the decision of the ADM Board of Directors to place Vikram Luthar, Chief Financial Officer and Senior Vice President, on administrative leave, effective immediately.

Mr. Luthar’s leave is pending an ongoing investigation being conducted by outside counsel for ADM and the Board’s Audit Committee regarding certain accounting practices and procedures with respect to ADM’s Nutrition reporting segment, including as related to certain intersegment transactions. ADM’s investigation was initiated in response to its receipt of a voluntary document request by the U.S. Securities and Exchange Commission (SEC). ADM is cooperating with the SEC.

“The Board takes these matters very seriously,” said Terry Crews, Lead Director. “Pending the outcome of the investigation, the Board determined that it was advisable to place Mr. Luthar on administrative leave. The Board will continue to work in close coordination with ADM’s advisors to identify the best path forward and ensure ADM’s processes align with financial governance best practices.”

Chair of the Board and CEO Juan Luciano said, “We are fortunate to have a leader of Ismael’s caliber step into the Chief Financial Officer role on an interim basis. Having served in various leadership positions at ADM over the past 20 years, as a member of the Executive Council for ten years, and with his global financial and operating experience, Ismael is the right choice to lead the Finance organization. We appreciate Ismael’s willingness to take on the Interim CFO role at this juncture.”

Mr. Roig added, “I look forward to working closely with the management team and Board, including the Audit Committee, as we resolve this matter and continue to drive value for our stockholders and customers.”

ADM with the Audit Committee’s oversight is working with its advisors to complete the investigation expeditiously. ADM will make further announcements regarding this matter when the Board of Directors approves any course of action for which further disclosure is appropriate.

Fourth Quarter 2023 Conference Call Update

In connection with today’s announcement, ADM expects to delay its earnings release and conference call relating to fourth quarter and full year 2023 financial results, as well as the filing of its Annual Report on Form 10-K for the year ended December 31, 2023, from its historical schedule. ADM will provide an update on the timing of its earnings release and Form 10-K filing as soon as practicable.

Update on 2023 Outlook

ADM now expects to deliver above $6.90 in adjusted earnings per share for the fiscal year ended December 31, 2023, subject to completion of annual close processes and related internal controls. The Company also expects to report fourth quarter and full year 2023 operating profit for its AS&O and

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Carbohydrate Solutions reporting segments in line with previous indications provided on the October 24, 2023 third quarter 2023 earnings call. Due to the ongoing investigation, ADM withdraws all of its forward-looking outlook for the Nutrition reporting segment. 1

Advisors

Kirkland & Ellis LLP is acting as legal counsel to ADM. Wachtell, Lipton, Rosen & Katz is providing legal counsel to the Audit Committee of the Board of Directors in connection with the ongoing investigation.

About Ismael Roig

Ismael Roig most recently served both as President of EMEA at ADM, where he had oversight of all of ADM’s business activities in EMEA, and as President of Animal Nutrition, a position he was appointed to in late 2022. His previous roles include serving as President of Carbohydrates Solutions International and establishing Global BioSolutions. He also served as SVP, Chief Strategy Officer and Chief Sustainability Officer, President, Asia Pacific. Prior to joining ADM, he spent 11 years with General Motors Corporation in various treasury, finance and controller positions in New York, Singapore, Brussels and Sao Paulo.

Mr. Roig holds a bachelor’s degree from the University of Reading, UK, a master’s degree in industrial engineering from the Cranfield Institute of Technology, UK, an MBA from the Darden School of Business at the University of Virginia, as well as a Chartered Financial Analyst credential.

About ADM

ADM unlocks the power of nature to enrich the quality of life. We’re a premier global human and animal nutrition company, delivering solutions today with an eye to the future. We’re blazing new trails in health and well-being as our scientists develop groundbreaking products to support healthier living. We’re a cutting-edge innovator leading the way to a new future of plant-based consumer and industrial solutions to replace petroleum-based products. We’re an unmatched agricultural supply chain manager and processor, providing food security by connecting local needs with global capabilities. And we’re a leader in sustainability, scaling across entire value chains to help decarbonize our industry and safeguard our planet. From the seed of the idea to the outcome of the solution, we give customers an edge in solving the nutritional and sustainability challenges of today and tomorrow. Learn more at www.adm.com.

Media Contacts

Brett Lutz media@adm.com 312-634-8484	Meaghan Repko / Carly King Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

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Forecasted GAAP Earnings Reconciliation: ADM is not presenting forecasted GAAP earnings per diluted share or a quantitative reconciliation to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. ADM is unable to predict with reasonable certainty and without unreasonable effort the impact of any impairment and timing of restructuring-related and other charges, along with acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

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Cautionary Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this announcement, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “outlook,” “will,” “should,” “can have,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to the Audit Committee investigation or the SEC investigation, their scope and results; ADM’s or its segments’ outlook or targets; and the availability and announcement of fourth quarter 2023 results are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties. These risks include the timing and completion of the Audit Committee investigation and the SEC investigation and any results thereof; changes to ADM’s expected fourth quarter 2023 results; failure to report 2023 results and file required reports with the Securities and Exchange Commission on a timely basis; the impact of this announcement on the price of our common stock and our relationships with investors, employees, suppliers and other parties; and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, ADM does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this announcement, whether as a result of new information, future events, changes in assumptions or otherwise.

Source: Corporate Release

Source: ADM

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